Household Consumer Loan Trust, Series 1995-1 Deposit Trust Calculations
Previous Due Period Ending	Apr 30, 2001
Current Due Period Ending	May 31, 2001
Prior Distribution Date	May 14, 2001
Distribution Date	Jun 14, 2001

Beginning Trust Principal Receivables	3,774,796,267.57
Average Principal Receivables	3,774,682,510.85
FC&A Collections (Includes Recoveries)	63,232,867.55
Principal Collections	103,506,753.97
Additional Balances	44,055,053.20
Net Principal Collections	59,451,700.77
Defaulted Amount	23,065,906.85
Miscellaneous Payments	0.00
Principal Recoveries	2,746,990.00

Beginning Participation Invested Amount	194,862,348.90
Beginning Participation Unpaid Principal Balance	194,862,348.90
Ending Participation Invested Amount	186,291,674.72
Ending Participation Unpaid Principal Balance	186,291,674.72

Accelerated Amortization Date	Aug 31, 2000
Is it the Accelerated Amortization Period? 0=No	1

OC Balance as % of Ending Participation Invested Amount (3 month average)	9.522%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%) 0=No	0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation	194,862,348.90
Numerator for Fixed Allocation	203,972,625.39
Denominator - Max(Sum of Numerators, Principal Receivables)	3,774,682,510.85
Applicable Allocation Percentage	5.1624%
Investor FC&A Collections	3,264,302.38

Series Participation Interest Default Amount
Numerator for Floating Allocation	194,862,348.90
Denominator - Max(Sum of Numerators, Principal Receivables)	3,774,682,510.85
Floating Allocation Percentage	5.1624%
Series Participation Interest Default Amount	1,190,743.00

Principal Allocation Components
Numerator for Floating Allocation	194,862,348.90
Numerator for Fixed Allocation	269,131,202.56
Denominator - Max(Sum of Numerators, Principal Receivables)	3,774,682,510.85

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]	6.0000%
(b) Prime Rate minus 1.50%	6.0000%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount	4.3591%
(d) Series Participation Interest Unpaid Principal Balance	194,862,348.90
(e) Actual days in the Interest Period	31
Series Participation Monthly Interest, [a*d*e]	1,006,788.80

Series Participation Interest Interest Shortfall	0.00
Previous Series Participation Interest Interest Shortfall	0.00

Additional Interest	0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]	8,570,674.18

(a) Investor Principal Collections, [Max(b,h) or e]	7,379,931.18
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]	3,069,105.29
(c) Floating Allocation Percentage	5.1624%
(d) Net Principal Collections	59,451,700.77
(e) after Accelerated Amort Date or Early Amort Period, [f*g]	7,379,931.18
(f) Fixed Allocation Percentage	7.1299%
(g) Collections of Principal	103,506,753.97

(h) Minimum Principal Amount, [Min(i,l)]	2,316,779.28
(i) Floating Allocation Percentage of Principal Collections	5,343,381.63
(j) 1.8% of the Series Participation Interest Invested Amount	3,507,522.28
(k) Series Participation Interest Net Default Payment Amount	1,190,743.00
(l) the excess of (j) over (k)	2,316,779.28

(m) Series Participation Interest Net Default Payment Amount	1,190,743.00

(n) Optional Repurchase Amount (principal only) at Sec. 9	0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]	3,264,302.38
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]	0.00
plus any unpaid Series Servicing Fee of other than HFC	0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]	1,006,788.80
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]	0.00
Additional Interest [Sec. 4.11(a)(ii)]	0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]	1,190,743.00
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]	0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]	324,770.58
Excess [Sec. 4.11(a)(vi)]	742,000.00

Series Participation Investor Charge Off [Sec. 4.12(a)]	0.00

Seller's Interest	1,739,954,076.49